UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020

GOLDMAN SACHS PHYSICAL GOLD ETF

SPONSORED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

(Exact name of registrant as specified in its charter)

New York	001-38620	61-1848163
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

240 Greenwich Street, 8th Floor

New York, NY 10286

(Address of Principal Executive Offices)

(212) 635-6314

(Registrant’s telephone number, including area code)

PERTH MINT PHYSICAL GOLD ETF

SPONSORED BY GOLD CORPORATION AND EXCHANGE TRADED CONCEPTS, LLC

2 Hanson Place

Brooklyn, New York 11217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Goldman Sachs Physical Gold ETF Shares	AAAU	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation at 4:01 p.m., Eastern Standard Time, on December 11, 2020 (the “Closing”) of the Goldman Sachs Transaction (as defined below) previously disclosed in the Current Report on Form 8-K of Goldman Sachs Physical Gold ETF (formerly known as Perth Mint Physical Gold ETF) (the “Trust”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2020.

As of the Closing, Gold Corporation, as the prior custodial sponsor (the “Prior Custodial Sponsor”) of the Trust, and Exchange Traded Concepts, LLC, as the prior administrative sponsor of the Trust (the “Prior Administrative Sponsor,” and together with the Prior Custodial Sponsor, the “Prior Sponsors”) transferred the roles of the Prior Sponsors to Goldman Sachs Asset Management, L.P. (the “Goldman Sachs Transaction”). As of the Closing, Goldman Sachs Asset Management, L.P. serves as the sponsor of the Trust (the “Sponsor”), which combines the roles of the Prior Custodial Sponsor and the Prior Administrative Sponsor. As of the Closing, investors do not have the right to take delivery of the physical gold bullion in exchange for the Goldman Sachs Physical Gold ETF Shares (the “Shares”) owned by such investors.

The following events took place in connection with the Goldman Sachs Transaction.

Item 1.01	Entry into a Material Definitive Agreement.

As of the Closing, the Sponsor and The Bank of New York Mellon, in its capacity as trustee of the Trust (the “Trustee”) entered into a First Amended and Restated Depository Trust Agreement (the “Trust Agreement”) primarily to reflect (1) the change of the name of the Trust, effective that same day, to “Goldman Sachs Physical Gold ETF” as approved and directed by the Sponsor on behalf of the Trust, (2) the transfer of the roles of the Prior Sponsors to the Sponsor and (3) certain operational updates based on the New Custody Agreement (as defined below).

The Shares continue to trade on NYSE Arca under the symbol “AAAU.” Along with the name change, the Shares have been assigned a new CUSIP number, which is 38150K103.

As of the Closing, the Trustee, the Sponsor and JPMorgan Chase Bank, N.A., London branch (in its role as the new custodian of the Trust, the “New Custodian”) entered into an Allocated Gold Account Agreement and an Unallocated Gold Account Agreement (collectively, the “New Custody Agreement”) providing for the custody of the Trust’s gold bullion by the New Custodian. Under the New Custody Agreement, the Custodian maintains an Allocated Account and an Unallocated Account (collectively, “Accounts”) on behalf of the Trust, facilitates the transfer of gold in and out of the Accounts, and provides the Trustee with access to certain information with respect to the gold held in the Accounts.

As of the Closing, the Trustee, the Sponsor and each of certain registered broker-dealers or other securities market participants (each an “Authorized Participant”) entered into an Amendment to the Authorized Participant Agreement (the “Amendment”) to reflect (1) the transfer of the roles of the Prior Sponsors to the Sponsor and (2) certain changes to the creation and redemption procedures.

The foregoing descriptions of the Trust Agreement, the New Custody Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Trust Agreement, the Allocated Gold Account Agreement, the Unallocated Gold Account Agreement and a form of the Amendment, which are filed as Exhibit 4.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 4.2 hereto and are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

As of the Closing, Gold Corporation resigned as the custodian of the Trust’s gold bullion (in its role as custodian of the Trust, the “Prior Custodian”) under the Trust Allocated Metal Account Agreement and the Trust Unallocated Metal Account Agreement, each dated July 26, 2018, between the Prior Custodian and the Trustee (collectively, the “Prior Custody Agreement”), at which point the Treasurer of Western Australia, in the name and on behalf of the Crown in right of the State of Western Australia, ceased its guarantee of the payment of the cash equivalent of gold due, payable and deliverable on behalf of the Trust. In accepting the Prior Custodian’s resignation, each of the Sponsor and the Trustee waived the requirement under the Prior Custody Agreement for the Prior Custodian to provide not less than six months advance notice of its resignation as the Prior Custodian and to continue to serve as custodian pursuant to the terms of the Prior Custody Agreement for a reasonable period of time following the Closing. Immediately following the Closing, the custody of all gold of the Trust will be governed by the New Custody Agreement. No cost or expense is expected to be incurred by the Trust or the holders of Shares in connection with the termination of the Prior Custody Agreement or its replacement with the New Custody Agreement.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth in Item 1.01 relating to the Trust Agreement is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Former independent registered public accounting firm

On December 11, 2020, the Sponsor approved the dismissal of KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm.

KPMG’s audit reports on the Trust’s financial statements as of December 31, 2019 and 2018 and for the fiscal year ended December 31, 2019 and period from July 26, 2018 (commencement of operations) to December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2019 and period from July 26, 2018 (commencement of operations) to December 31, 2018, and the subsequent interim period through December 11, 2020, the effective date of KPMG’s dismissal, there were: (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) between the Trust and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Trust’s financial statements for such years or any subsequent interim period through the date of dismissal; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Trust provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated December 11, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On December 11, 2020, the Sponsor approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending December 31, 2020.

During the fiscal year ended December 31, 2019 and period from July 26, 2018 (commencement of operations) to December 31, 2018 and the subsequent interim period through December 11, 2020, neither the Trust nor anyone on its behalf has consulted with PwC regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, and neither a written report nor oral advice was provided to the Trust that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or (iii) any “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02	Departure of Principal Officers; Appointment of Principal Officers.

As of the Closing, J. Garrett Stevens and Jay Baker, who are officers of the Prior Administrative Sponsor, no longer perform certain functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the principal executive officer and principal financial and accounting officer, respectively.

As of the Closing, Michael Crinieri and Joseph DiMaria, who are officers of the Sponsor, will perform certain functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the principal executive officer and principal financial and accounting officer, respectively.

Michael Crinieri, 55, has served as the global head of Exchange Traded Funds within the Sponsor since 2014 and performs the functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the Principal Executive Officer. Prior to this role, he headed the global ETF business in the Securities Division of Goldman Sachs & Co. LLC. Prior to joining the Sponsor, Mr. Crinieri worked for ten years at Morgan Stanley, where he held various positions across ETF trading, marketing and product development.

Joseph DiMaria, 52, has served as a Managing Director of the Sponsor and has managed the Goldman Sachs Consumer Investment Management Division (CIMD) Fund Controllers team since 2015 and performs the functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the Principal Financial and Accounting Officer. He currently serves as the principal financial officer, treasurer and principal accounting officer of the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Prior to joining the Sponsor, Mr. DiMaria spent 12 years with Columbia Threadneedle Investments.

Item 8.01	Other Events.

On December 14, 2020, the Sponsor issued a press release announcing the Closing, a copy of which is attached hereto as Exhibit 99.1.

As of the Closing, the Prior Sponsors terminated a Marketing Services Administration Agreement and an Administrative & Operational Services Agreement, each dated September 8, 2017. As of the Closing, the Sponsor and ALPS Distributors, Inc. (the “Marketing Agent”) entered into a Marketing Agent Services Agreement (the “Marketing Agreement”) under which the Marketing Agent will provide certain marketing services to the Sponsor in connection with the Trust.

As of the Closing, the Trustee and the Trust amended (the “Amendment to License Agreement”) a License Agreement (the “License Agreement”), dated as of June 21, 2018, under which the Trustee granted to the Trust a non-exclusive, personal and non-transferable license under the Trustee’s patents and patent applications for purposes of establishing, operating and marketing any gold investment product that is sold, sponsored or issued by the Trust, to reflect the change of the sub-licensee from the Prior Sponsors to the Sponsor.

The foregoing descriptions of the Marketing Agreement, the License Agreement and the Amendment to License Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Marketing Agreement, the License Agreement and the Amendment to License Agreement which are filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, hereto and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Amended and Restated Depository Trust Agreement

4.2	Form Amendment to the Form Authorized Participant Agreement

5.1	Opinion of Clifford Chance US LLP (including consent of such firm)

8.1	Tax Opinion of Clifford Chance US LLP (including consent of such firm)

10.1	Allocated Gold Account Agreement

10.2	Unallocated Gold Account Agreement

16.1	Letter from KPMG LLP, dated December 11, 2020

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)

23.2	Consent of Clifford Chance US LLP (including in Exhibit 8.1)

99.1	Press release dated December 14, 2020

99.2	Marketing Agent Services Agreement

99.3	License Agreement

99.4	Amendment to License Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Sponsor of Goldman Sachs Physical Gold ETF

	By:	/s/ Michael Crinieri
Michael Crinieri*
Global Head of Exchange Traded Funds

Dated: December 14, 2020

*    The registrant is a trust and the person is signing in his capacity as an officer of Goldman Sachs Asset Management, L.P., the Sponsor of the Registrant.